                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Verio Inc.:

     We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the Prospectus.

                                                /s/ KPMG PEAT MARWICK LLP

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                                                   KPMG Peat Marwick LLP

Denver, Colorado

December 14, 1998